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                                                                     Exhibit 11a

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the prospectus and under the caption "Independent Auditors" in the Statement of Additional Information, both included in Post-Effective Amendment No. 5 to the Registration Statement (Form N-1A No. 333-32483) of Eureka Funds and to the use of our report dated November 10, 1998, incorporated therein by reference.


                              /s/ ERNST & YOUNG LLP


Columbus, Ohio
January 21, 1999